UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): October 26, 2008
BANCORP OF NEW JERSEY, INC.
(Exact Name of Issuer as Specified in Charter)

NEW JERSEY	000-52749	20-8444387
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification Number)
Incorporation or Organization)
1365 PALISADE AVENUE
FORT LEE, NEW JERSEY 07024
(Address of Principal Executive Offices)
(201) 944-8600
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)	Bancorp of New Jersey, Inc. (the “Company”) sadly reports the passing of Carmelo Luppino, Director of the Company and Director of the Company’s wholly-owned subsidiary, Bank of New Jersey (the “Bank”), on Sunday, October 26, 2008. Mr. Luppino was a Board member since the Bank’s opening and an organizer of the Bank.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORP OF NEW JERSEY, INC.
Date: October 27, 2008	By:	/s/ Michael Lesler
		Name:	Michael Lesler
		Title:	Executive Vice President and Chief Financial Officer